HSBC ADVISOR FUNDS TRUST
HSBC Investor Small Cap Equity Fund

Supplement dated December 20, 2002, to the Prospectus and Statement of Additional
Information dated January 30, 2002

Disclosure relating to the HSBC Investor Small Cap Equity Fund (the "Fund")

The Board of Trustees of HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc., as investment manager, have selected Westfield Capital Management, LLC ("Westfield") to replace MFS Institutional Advisers, Inc. as sub-adviser to the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"), effective on or about January 19, 2003. Westfield will provide investment sub-advisory services to the Portfolio pursuant to an investment sub-advisory agreement between HSBC Asset Management (Americas) Inc. and Westfield. As compensation for the services provided and expenses assumed by Westfield, Westfield will receive an  investment sub-advisory fee of 0.55% of the Portfolio's average daily net assets. In accordance  with the manager of managers exemptive order received from the Securities and Exchange  Commission, an Information Statement providing addition details about the appointment of  Westfield as the sub-adviser to the Portfolio will be mailed to shareholders within 120 days of  the change in sub-advisers.

Westfield, a subsidiary of Boston Private Financial Holdings, was founded in 1989 and  specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield has approximately $2.9 billion in assets under management,  representing approximately 500 accounts.

Westfield uses a team approach to investment management. The team consists of 7 professionals  with an average 17 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather  than individual efforts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.